UNITED STATES DISTRICT COURT
                            FOR THE NORTHERN DISTRICT OF GEORGIA
                                      ATLANTA DIVISION
SECURITIES AND EXCHANGE COMMISSION,
 Plaintiff,                                     CIVIL ACTION FILE NO.

 v.                                             1   98   CV-0803

INTERNATIONAL HERITAGE, INC.,
STANLEY H. VAN ETTEN, CLAUDE W.
SAVAGE, LARRY G. SMITH and
INTERNATIONAL HERITAGE,
INCORPORATED, a Nevada corporation,
Defendants.


                ORDER APPOINTING A RECEIVER FOR DEFENDANT
                        INTERNATIONAL HERITAGE, INC.

      Upon application of the Securities and Exchange Commission
("Commission") and having granted by separate order the Commission's application for a temporary restraining order, the Court orders as follows:

                                I.

     IT IS ORDERED that Lloyd T. Whitaker be and hereLy is appointed as Receiver, for the estate of International Heritage, Inc. ("IHI") in this matter, unless and until the Court orders otherwise. The Receiver shall not be required to post an initial bond but at such time as the Receiver determines the extent of the cash assets of the estate, the Receiver shall post and maintain a bond of at least 125 percent of such assets as are under the control of the Receiver. The estate for which Lloyd T. Whittaker is hereby appointed Receiver is hereinafter referred to as the "Receiver Estate."

                               II.

     IT IS FURTHER ORDERED that the Receiver shall have and possess all powers and rights to efficiently administer and manage the Receiver Estate, including but not 1imited to the power:
     A. to take custody, control and possession of all the funds, property, premises, leases, and other assets of or in the possession or under the direct or indirect control of the Receiver Estate, to manage, control, operate and maintain the Receiver Estate, to use income, earnings, rents and profits of the Receiver Estate, with full power to sue for and collect, recover, receive and take into possession all goods, chattels, rights, credits, monies, effects, lands, books and records of accounts and other paper;
     B. to sell, rent, lease or otherwise hypothecate or dispose of the assets of the Receiver Estate;
     C. to pursue, resist and defend all suits, actions, claims and demands which may now be pending or which may be brought by or asserted against the Receiver Estate;
     D. to make such payments and disbursements from the funds so taken into his custody, control and possession or thereafter received, and to incur such expenses as may be necessary or advisable in the ordinary course of business in discharging his duties as Receiver;
     E. to open bank accounts in the name of the Receiver on behalf of the Receiver Estate;
     F. to engage and employ others (without Court approval), including but not limited to consultants, attorneys, accountants, experts and employees of the Receiver, to assist him in his duties except that any payment to others for their services shall be subject to Court approval;
     G. to take any action which could be taken by the officers, directors, partners and trustees of the Receiver Estate;
     H. to suspend, terminate or grant a leave of absence to any employees of the Receiver Estate; and
     I. to take such other action as may be approved by this Court.

                               III.

     IT IS FURTHER ORDERED that no person holding or claiming any position of any sort with the Receiver Estate shall possess any authority to act by or on behalf of any of the Receiver Estate, except as authorized by the Receiver.

                               IV.

     IT IS FURTHER ORDERED that no shareholders, directors, officers, partners or trustees of IHI shall exercise any of their rights or powers with respect to the Receiver Estate until further order of the Court.

                                V.

     IT IS FURTHER ORDERED that the defendants, as well as their agents, servants, employees, attorneys, any persons acting for or on behalf of the Receiver Estate, and any persons receiving notice of this order by personal service or otherwise, are hereby restrained and enjoined from disposing, transferring, exchanging, assigning or in any way conveying any property or assets of the Receiver Estate and from the transaction of any business of the Receiver Estate except with the approval of the Receiver.

                               VI.

     IT IS FURTHER ORDERED that defendants International Heritage, Incorporated, a Nevada corporation, Stanley H. Van Etten ("van Etter"), Claude
W. Savage ("Savage") and Larry G. Smith ("Smith"), as well as their agents, servants, employees, attorneys, any persons acting for or on behalf of the Receiver Estate, and any persons receiving notice of this order by personal service or otherwise, having possession of the property, business, books, recording, accounts or assets of the Receiver Estate are hereby directed to deliver the same to the Receiver, his agents and/or employees.

                               VII.

     IT IS FURTHER ORDERED that defendants International Heritage, Incorporated, a Nevada corporation, Van Etten, Savage and Smith, their agents, servants, employees, nominees, attorneys and entities under their direct or indirect control shall cooperate with and assist the Receiver and shall take no action, directly or indirectly, to hinder, obstruct, or otherwise interfere with the Receiver, in the performance of his duties.

                              VIII.

     IT IS FURTHER ORDERED that any brokerage institution, financial institution, bank, savings and loan, mutual fund, or any other person, partnership, or corporation maintaining or having custody or control of any brokerage or deposit account or other asset of the Receiver Estate or under its control, and that receives actual notice of this order by personal service, facsimile transmission or otherwise shall, within three (3) business days of receipt of that notice, file with the Court and serve on the Receiver and counsel for the Commission a certified statement setting forth, with respect to each such account or other asset, the balance in the account or description of the assets as of the close of business on the date of receipt of the notice.

                               IX.

     IT IS FURTHER ORDERED that the Receiver shall perform an accounting of all funds received by defendant IHI, and of the disposition and use of such funds.
                                X.

     IT IS FURTHER ORDERED that the Receiver shall have the power to compel, including by subpoena, the appearance and testimony of all persons and the production of the originals of any records, of any sort whatsoever, within the possession, custody or control of any person, in performing his duties hereunder. The Receiver's authority under this paragraph shal1 not be construed to require the waiver by any person of any validly asserted privilege.

                               XI.

     IT IS FURTHER ORDERED that, on thirty (30) days written notice from the Receiver, defendants International Hertiage, Incorporated, a Nevada corporation, Van Etten, Savage and Smith shall make themselves available for deposition and shall produce to the Receiver the originals of any records in their custody, possession or control relating to the financial affairs, from January 1995 through the present, of defendant IHl. This paragraph shall not be construed to require the waiver by any person of any validly asserted privilege.

                               XII.

     IT IS FURTHER ORDERED that the Receiver may investigate the defendants, current and former employees of IHI, and related parties in connection with discovering additional information as it relates to activities of defendant IHI. The Receiver shall have the authority to investigate regarding such related parties and employees prior to filing any litigation, and shall have the express authority to order consumer reports in the course of any such investigation.

                              XIII .

     IT IS FURTHER ORDERED that the Receiver and any person engaged or employed by the Receiver, are entitled to reasonable compensation from the assets of the Receiver Estate, subject to the prior approval of the Court.

     IT IS FURTHER ORDERED that the Receiver shall be espowered, but is not required, to file voluntary petitions for relief under Title 11 of the United States Code (the Bankruptcy Code) for the Receiver Estate. If a bankruptcy petition is filed, the Receiver shall become, and shall be empowered to operate each of the Receiver Estates as a debtor in possession. The Receiver shall have all of the powers and duties as provided a debtor in possession under the Bankruptcy Code to the exclusion of any other person or entity.

                               XV.

     IT IS FURTHER ORDERED that the Receiver, should he elect to file petitions under Title 11 of the United States Code for the Receiver Estate, shall have 15 days from the date of such filing to file with the Bankruptcy Court to file any lists or schedules required to be filed with such petitions, this Court recognizing that the Receiver will require time to assemble such data for filing.

                               XVI.

     IT IS FURTHER ORDERED that, except by leave of this Court, all creditors and other persons seeking money damages or other relief from any defendants in this action, and all others actions on behalf of any such creditors and other persons, including sheriffs, marshals, and all officers and deputies, and their respective attorneys, servants, agents and employees, are, until further order of this Court, hereby stayed and restrained from doing anything to interfere with the possession, recovery or management by the Receiver of the property and assets owned, controlled, belonging to, or in the possession of the Receiver Estate, or to interfere with the Receiver in any manner during the pendency of this proceeding.

                              XVII.

     IT IS FURTHER ORDERED that the Receiver is authorized to communicate with all such persons as he deems appropriate to inform them of the status of this matter and the financial condition of the Receiver Estate.

                              XVIII.

     IT IS FURTHER ORDERED that the Receiver is authorized to record this Order with government offices and to serve this Order on any person as he deems appropriate in furtherance of his responsibilities in this matter.

                               XIX.

     IT IS FURTHER ORDERED that the Receiver shall promptly notify the Court and counsel for the Commission of any failure or apparent failure of the defendants to comply in any way with the terms of this Order.

                               XX.

     IT IS FURTHER ORDERED that, except for an act of gross negligence, the Receiver and al1 persons engaged or employed by him shall not be liable for any loss or damage incurred by the defendants, or any other person, by reason of any act performed or omitted to be performed by the them in connection with the discharge of their duties and responsibilities in this matter.

                               XXI.

     IT IS FURTHER ORDERED that during the pendency of this Order defendants Van Etten, Savage and Smith shall report their income and the sources of all income in writing to counsel for the Commission and to the Receiver of his designee on a weekly basis. Such reports shall contain such detail as the Receiver determines to be necessary for the fulfillment of his duties hereunder. The defendants shall deliver their reports by facsimile transmission to counsel for the Commission and to the Receiver by 12:00 p.m. Eastern time on the Wednesday following the week to which each report relates.

                              XXII.

     IT IS FURTHER ORDERED that the Receiver shall file periodic reports with the Court, and contemporaneously with the filing of such reports, serve a copy of such report on counsel for the Commission. The Receiver is directed to file such reports on at least a quarterly basis for the duration of the Receivership.

                              XXIII.

     This Court shall retain jurisdiction for purposes or enforcing the terms of this order.

     IT IS SO ORDERED this 16th day of March l998.

                              /s/Richard W. Story
                              UNITED STATES DISTRICT JUDGE